UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. _____)

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Filed by a Party other than the Registrant ☐

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 ☐     Preliminary Proxy Statement
 ☐     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
 ☒    Definitive Proxy Statement
 ☐     Definitive Additional Materials
 ☐      Soliciting Material Pursuant to §240.14a-12

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.
(Name of Registrant as Specified In Its Charter)

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NOTICE OF 2009 ANNUAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that Fusion Telecommunications International, Inc., (the “Company”) will hold its 2009 Annual Meeting of Stockholders (the "Meeting") on December 17, 2009, commencing at 3:00 p.m., Eastern Standard Time. The Meeting will be held at the Company's principal office at 420 Lexington Avenue, Suite 1718, New York, New York, 10170. We request that you attend the Meeting in person or by Proxy.

The Meeting is called for the purpose of considering and acting upon the following matters:

i.	the election of nine (9) Director nominees to hold office until the Company’s next Annual Meeting of Stockholders; and
ii.	authorization of Amendment to the Company’s Certificate of Incorporation to increase the total number of shares of Common Stock which the Company shall have the authority to issue to 225,000,000; and
iii.	ratification and approval of the Company’s 2009 Stock Option Plan; and
iv.	ratification of the engagement of Rothstein, Kass & Company, P.C. to act at the Company’s Independent Registered Public Accountant for the year ending December 31, 2009; and
v.	at the discretion of the Proxy holders, such other business as may properly come before the Meeting or any adjournment postponement thereof.

The Company’s Board of Directors (the “Board”) has fixed the close of business on October 19, 2009 as the Record Date (the “Record Date”) for the determination of which Stockholders are entitled to receive the Notice of 2009 Annual Meeting of Stockholders and to vote at the Meeting, in person or by proxy. Accordingly, Stockholders of Record and beneficial owners of shares held in “street name” (“Beneficial Owners”) entitled to vote at the Meeting as of the Record Date were first mailed printed copies of the Company’s enclosed Notice of 2009 Annual Meeting of Stockholders (the “Notice”), Proxy Statement, Proxy cards and Annual Report on Form 10-K for the fiscal year ended December 31, 2008 (collectively the “Proxy Materials”) on or about November 25, 2009. The Proxy materials may also be accessed on the Internet at  www.fusiontel.com under the Investors section. The Proxy Materials are designed to answer your questions, fully describe the business to be transacted at the Meeting, and to provide you important details regarding the Company’s Board of Directors (the “Board”) and its executive officers.

WHETHER OR NOT YOU EXPECT TO ATTEND, IT IS IMPORTANT THAT YOU CAST YOUR VOTE, IN PERSON OR BY PROXY.

THE BOARD RECOMMENDS A VOTE “FOR” PROPOSALS ONE (1), TWO (2), THREE (3), AND FOUR (4).
PROPOSAL TWO (2) REQUIRES THE AFFIRMATIVE MAJORITY VOTE OF THE OUTSTANDING SHARES. PROPOSAL THREE (3) AND FOUR (4) REQUIRE A MAJORITY OF SHARES PRESENT AND ENTITLED TO VOTE.

All Stockholders can vote their shares by completing, signing, dating and returning their completed Proxy card, or voting by telephone, or over the Internet. To vote by telephone or Internet, follow the instructions included in the Proxy card and Vote Instruction Form. Your Proxy is revocable and you can revoke a Proxy at any time prior to its exercise at the Meeting by following the instructions in the Proxy Statement. For a period of at least ten days, prior to the Meeting, a complete list of Stockholders entitled to vote at the Meeting shall be open to examination by any of the Company’s Stockholders with a valid corporate purpose at the Company’s principal office.

By order of the Board of Directors of Fusion Telecommunications International, Inc.

/s/ PHILIP D. TURITS

     Philip D. Turits
     Secretary and Treasurer
     New York, New York
     November 18, 2009

PROXY STATEMENT FOR 2009 ANNUAL MEETING OF STOCKHOLDERS

TABLE OF CONTENTS

NOTICE OF 2009 ANNUAL MEETING OF STOCKHOLDERS

QUESTIONS AND ANSWERS

CORPORATE GOVERNANCE

VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS THEREOF

PROPOSAL ONE       (1)

PROPOSAL TWO      (2)

PROPOSAL THREE  (3)

PROPOSAL FOUR    (4)

PROXY STATEMENT FOR 2009 ANNUAL MEETING OF STOCKHOLDERS

QUESTIONS AND ANSWERS

Following are some commonly asked questions raised by our Stockholders and answers to each of those questions.

Why did I receive these proxy materials?

On or before November 25, 2009, the Fusion Telecommunications International, Inc. (the “Company”) Board of Directors (the “Board”) coordinated the mailing of a printed Notice of 2009 Annual Stockholders Meeting (the “Meeting”), Proxy Statement, Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and a Proxy card (collectively the “Proxy Materials”), in connection with the solicitation of Proxies by the Board for the Meeting, which will be held on December 17, 2009. Proxies are solicited to give all Stockholders (the “Stockholders”) of record at the close of business on October 19, 2009 (the “Record Date”) an opportunity to vote on matters that come before the Meeting.

If, at the time you cast your vote, you elect to receive future Proxy Materials by e-mail, you will save us the cost of printing and mailing the documents to you in the future. If you choose to receive future Proxy Materials by e-mail, you will receive an e-mail next year with instructions containing a link to those materials and a link to the appropriate Proxy Voting site, dependant on whether your shares are held as a “Stockholder of Record” or as a “Beneficial Owner” of shares held in street name. Your election to receive Proxy Materials by email will remain in effect until you terminate it.

What may I vote on at the 2009 Annual Meeting of Stockholders?

At the Meeting, Stockholders will consider and vote upon the following maters:

i.	the election of nine (9) Director nominees to hold office until the Company’s next Annual Meeting of Stockholders; and
ii.	authorization of Amendment to the Company’s Certificate of Incorporation to increase the total number of shares of Common Stock which the Company shall have the authority to issue to 225,000,000; and
iii.	ratification and approval of the Company’s 2009 Stock Option Plan; and
iv.	ratification of the engagement of Rothstein, Kass & Company, P.C. to act at the Company’s Independent Registered Public Accountant for the year ending December 31, 2009; and
v.	at the discretion of the Proxy holders, such other business as may properly come before the Meeting or any adjournment postponement thereof.

Who is entitled to vote?

Stockholders of Record as of the Record Date, are entitled to vote on matters that come before the Meeting. Shares can be voted only if the Stockholder is present in person or represented by Proxy.

How many votes do I have?

Each share of the Company’s Common Stock that you own as of the Record Date entitles you to one vote. On October 19, 2009, there were 87,054,131 shares of our Common Stock issued and outstanding.

What is the difference between holding shares as a Stockholder of Record and as a Beneficial Owner of shares held in "street name".

Stockholders of Record:     If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer and Trust Company, you are considered the Stockholder of Record ) with respect to those shares (the "Stockholder of Record").

Beneficial Owner of Shares held in street name:     If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization (collectively the “Organization”), then you are the Beneficial Owner of shares held in "street name"  (the "Beneficial Owner") . The Organization holding your account is considered the Stockholder of Record for purposes of voting at the Meeting.

How do I vote?

Please follow the instructions provided on the Proxy card and/or the Vote Instruction Form to promptly cast your vote on the Internet, by telephone, or by mail, depending on whether your shares are held as a Stockholder of Record or as a Beneficial Owner.

Stockholders of Record, may vote by Internet or by telephone until the poll's closing of 7:00 PM Eastern Standard Time, the day prior to the Meeting. Stockholders will need to submit their assigned Control Number, which can be found on your Proxy Card before selecting the following methods to cast your vote:

•  Internet Proxy Voting: www.continentialstock.com; and,

•  Telephone Proxy Voting: 1-866-894-0537

Beneficial Owners of shares held in "street name", may vote using the Internet or Telephone until the polls close at 11:59 PM Eastern Standard Time, the night before the meeting. You will need to identify your assigned Control Number, which can be found on your Vote Instruction Form may select the following methods to cast your vote:

•  Internet Proxy Voting: www.proxyvote.com; and

•  Telephonic Proxy Voting: 1-800-454-8683

What happens if I do not give specific voting instructions?

If you are a Stockholder of Record and you:

•     indicate when voting that you wish to vote as recommended by our Board; or
•     if you sign and return a Proxy Card without giving specific voting instructions,

then the Proxy holders will vote your shares in the manner recommended by our Board on all matters presented in the Proxy Materials and as the Proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Meeting.

If you are a Beneficial Owner of shares held in street name and do not provide the Organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the Organization that holds your shares for your benefit may be entitled to vote on certain matters depending on whether the matters are considered "routine matters". If you do not provide specific voting instructions, Organizations are not entitled to vote on "non-routine" matters.  We encourage Benefical Owners to  provide voting instructions to their Organization that holds your shares by carefully following the instructions provided in the Voting Instruction Form for each matter.

Can I change my vote?

Once Stockholders cast their vote by Internet or by telephone, they may change their vote as many times as they want prior to the closing of the polls. The last vote that is cast by a Stockholder prior to closing of the polls by Internet or by telephone will be the vote that is counted for tabulation, if voting by Proxy.

If you are a Stockholder of Record you  may revoke your Proxy and recast your vote in person at the Meeting by executing a new Proxy Card before the final vote count at the Meeting. Your attendance at the Meeting will not automatically revoke your Proxy unless you vote at the Meeting and specifically request in writing that your prior Proxy be revoked.

If you are a Beneficial Owner wishing to either vote or recast your vote at the Meeting,  will need to obtain a valid Proxy Card from the Organization that holds your shares before voting at the meeting. If you do not obtain a valid Proxy from your Organization, you will not be entitled to vote your shares in person at the Meeting, but you can still attend the Meeting if you bring a recent bank or brokerage statement showing that you were the Beneficial Owner of the shares on the Record Date.

What does it mean if I get more than one Proxy card?

Your shares are likely registered differently or are in more than one account, such as individually and also jointly with your spouse. To assist us in saving money and to serve you more efficiently, we encourage you to have all accounts registered in the same name and address by contacting our Shareholder of Record transfer agent, Continental Stock Transfer & Trust Company, 17 Battery Place, New York, NY 10004, telephone 212–509–4000 ext. 541, or by e-mail to cstmail@continentalstock.com, or, if your shares are held by an Organization for your benefit, as the Beneficial Owner  you should contact the Organization to ensure your shares are reflected in the same name and address accordingly.

Why would I have received only one set of Proxy Materials although there are multiple Stockholders at my address?

When Proxy Materials are mailed to a Stockholder, if one address is shared by two or more Stockholders, we send only one set of Proxy Materials to that address, unless we receive instructions to the contrary from any Stockholder at that address. This practice, known as "householding", is used to reduce printing and postage costs. If a Stockholder residing at such an address wishes to receive a separate set of Proxy Materials in the future, he or she may send an e-mail to proxymaterials@fusiontel.com. Beneficial Owners  should request or cancel "householding" by contacting their Organization directly.

What constitutes a Quorum?

The presence of a majority of the voting power, regardless of whether the Proxy has authority to vote on all matters, constitutes a Quorum, which is required in order to hold the Meeting and conduct business. Presence may be in person or by Proxy. You will be considered part of the Quorum if you have voted on the Internet, by telephone, as instructed on your Proxy Card and/or the Voting Instruction Form. You may also submit a written Proxy card or Voting Instruction Form by mail, or if you are present and vote at the Meeting.

Abstentions and Broker “Non-Votes” are counted as present and entitled to vote for determining whether a Quorum is present. If a Broker does not receive voting instructions from a Beneficial Owner, but the matter is considered a routine matter, the affected uninstructed shares will be treated as present and entitled to vote with respect to that matter, and the Broker may vote the shares as to which no instructions are received in its discretion. If a Broker does not receive voting instructions from a Beneficial Owner, and the matter is considered a non-routine matter, the affected uninstructed shares will be treated as not present and not entitled to vote with respect to that matter, even though the same shares may be considered present for Quorum purposes and may be entitled to vote on other matters.

What is required to approve each proposal?

Proposal One (1) — Election of Directors

A plurality of votes cast by Stockholders present at the Meeting, in person or represented by Proxy, will determine those Directors elected at the Meeting. A plurality does not require that a specific percentage of votes be received, but rather, results in the election of those Directors who receive the most votes.

Only votes cast “For” or “Withheld” regarding Director nominees will be counted. We believe that Proposal 1 is currently considered a “routine” matter under NYSE Rule 452, and accordingly, an Organization may vote on Proposal 1 in its discretion, even if the Beneficial Owner has not returned voting instructions within the required time period. Abstentions and broker non-votes (see below) will have no impact on the outcome of Proposal One (1).

Proposal Two (2) — Amendment to the Certificate of Incorporation to Increase the Number of Authorized Common Stock, with Exhibit

Approval of Proposal Two (2) requires the affirmative vote of a majority of holders of our outstanding Common Stock entitled to vote on this proposal. Proposal 2 is considered a “routine” matter under NYSE Rule 452, and, therefore, an Organization may vote on Proposal 2 in its discretion, even if the Beneficial Owner has not returned voting instructions within the required time period. Abstentions and “broker non-votes” will have the effect of a vote “AGAINST” Proposal Two (2).

Proposal Three (3) — Ratification and Approval of the Company's 2009 Stock Option Plan, with Exhibit

Approval of Proposal Three (3) requires the affirmative vote of holders of a majority of our outstanding Common Stock present at the Meeting, in person or represented by Proxy, and entitled to vote on the proposal. Proposal 3 is considered a “non-routine” matter under NYSE Rule 452, and such uninstructed shares are not entitled to vote on the proposal. Therefore, an Organization cannot vote on Proposal 3 if the Beneficial Owner has not returned voting instructions within the required time period. Abstentions will have the effect of a vote “AGAINST” Proposal 2. “Broker non-votes” (see below) will not be counted in tabulating the results of Proposal  Three (3).

Proposal Four (4) — Ratification of Appointment of Independant Registered Public Accountants

Approval of Proposal Four (4) requires the affirmative vote of a majority of our outstanding Common Stock present at the Meeting, in person or represented by Proxy, and entitled to vote on the proposal. Proposal 3 is considered a “routine” matter under NYSE Rule 452, and therefore, an Organization may vote on Proposal 2 in its discretion, even if the Beneficial Owner has not returned voting instructions within the required time period. Abstentions and “broker non-votes” will have the effect of a vote “AGAINST” Proposal Four (4).

Other Matters?

Approval of any unscheduled matter, such as a matter incident to the conduct of the Meeting, would require the affirmative vote of a majority of our outstanding Common Stock present at the Meeting, in person or represented by Proxy, and entitled to vote on the proposal.

What are “broker non-votes”?

Broker non-votes occur when an Organization, including a nominee such as a bank and broker holding shares in “street name,” does not receive voting instructions from a Beneficial Owner at least ten days before the Meeting. If that happens, the Organization may vote those shares, in its discretion, only if the matter to be voted upon is considered “routine” under NYSE Rule 452. “Routine” matters under NYSE Rule 452 include the election of Directors (Proposal 1), the amendment to our Certificate of Incorporation to increase the number of authorized shares (Proposal 2) and the ratification of our independent registered public accountants (Proposal 4). Adoption of the 2009 Stock Option Plan (Proposal 3) is considered “non-routine” under NYSE Rule 452. An Organization cannot vote on “non-routine” matters unless it timely receives voting instructions from the Beneficial Owner, in the absence of which, a “broker non-vote” occurs. The effect of broker non-votes on each of the proposals to be considered at the Meeting is described above.

We believe that Proposals 1, 2 and 4 are considered “routine” under NYSE Rule 452 and, therefore, we do not anticipate that there will be a significant number of broker non-votes on these proposals. We believe that Proposal 3 is considered “non-routine” under NYSE Rule 452 and, therefore, there may be a significant number of broker non-votes on this proposal.

What are the Board’s recommendations on the Proposals?

The Board recommends a vote “FOR” all nine (9) Director nominees under Proposal 1 and a vote “FOR” Proposals 2, 3 and 4.

How can I attend the Meeting?

You are invited to attend the Meeting only if you were a Stockholder or joint holder as of the Record Date, or if you hold a valid proxy for the Meeting. In addition, if you are Stockholder of Record (owning shares in your own name), your name will be verified against the list of registered Stockholders on the Record Date prior to your being admitted to the Meeting. If you are not a Stockholder of Record but hold shares through an Organization or nominee (in street name), you should provide proof of Beneficial Ownership on the Record Date, such as a recent account statement or a copy of the voting instructions card provided by your Organization or nominee. The meeting will begin at 3:00 p.m. EST time.

How will we solicit Proxies and who is paying for these Proxy Materials?

The cost of soliciting Proxies will be borne by the Company. These costs will include, but are not limited to, preparing, assembling, printing and mailing the Proxy Materials to Stockholders, and reimbursements paid to Brokerage Firms and other third parties for their reasonable out-of-pocket expenses for forwarding the Proxy Materials to Stockholders and obtaining Beneficial Owners’ voting instructions. We have not retained a Proxy solicitor in conjunction with the Meeting, yet we reserve the right to do so if determined necessary. In addition to soliciting Proxies by mail, our Board, Officers and employees may solicit Proxies on our behalf, without additional compensation, by mail, facsimile, telephone, or in person. We may also solicit Proxies by email from Stockholders who are our employees or who previously requested to receive Proxy Materials electronically. We may also arrange with Brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the Beneficial Owners of Common Stock held of record by such persons, and we may reimburse such Brokerage houses and other custodians, nominees, and fiduciaries for their out-of-pocket expenses incurred in connection therewith.

Where can I find voting results of the Meeting?

We intend to announce preliminary voting results at the Meeting, and publish final results in our annual report on Form 10-K for the 2009 fiscal year.

What is the deadline for submitting proposals for next year’s annual meeting or to nominate individuals to service as directors?

Stockholder Proposals:      As of the date of this Proxy Statement, we had not received notice of any Stockholder Proposals for the Meeting described herein and proposals received subsequent to such date will be considered untimely. For a Stockholder proposal to be considered for inclusion in our Proxy Statement for the 2010 Annual Meeting of Stockholders, the Corporate Secretary must receive the written proposal at our principal executive offices no later than the deadline stated below. Such proposals must comply with SEC regulations under Rule 14a-8 regarding the inclusion of Stockholder proposals in company-sponsored Proxy Materials. Proposals should be addressed to:

Fusion Telecommunications International, Inc.
Attention: Corporate Secretary- Shareholder Proposal
420 Lexington Avenue, Suite 1718
New York, New York 10170

Under Rule 14a-8, to be timely, a Stockholder’s notice must be received at our principal executive offices not less than 120 calendar days before the date of our Proxy Materials release to Stockholders in connection with the previous year’s Annual Meeting. However, if we did not hold an Annual Meeting in the previous year or if the date of this year’s Annual Meeting has been changed by more than 30 days from the date of the previous year’s annual meeting, then the deadline is a reasonable time before we begin to print and send our Proxy Materials. Therefore, Stockholder proposals intended to be presented at the 2010 Annual Meeting must be received by us at our principal executive office not later than August 5, 2010 in order to be eligible for inclusion in our 2010 proxy statement and proxy relating to that subsequent meeting. Upon receipt of any proposal, we will determine whether to include such proposal in accordance with applicable regulations.

Except in the case of proposals made in accordance with Rule 14a-8, our By-laws require that Stockholders desiring to bring any business before our Annual Meeting of Stockholders to be held in 2010 deliver written notice thereof to us not less than 90 days nor more than 120 days prior to such Meeting and comply with all other applicable requirements of the By-laws. However, in the event that our Annual Meeting to be held in 2010 is called for a date that is not within 30 days before or after the date of the Meeting, the notice must be received by the close of business on the 10th day following the public disclosure of the date of the Annual Meeting or the mailing of Notice of the Annual Meeting.

Nomination of Director Candidates:

While the Company believes Stockholder input is valuable and therefore intends to consider a procedure for Stockholders to propose director nominees for the Company’s Board, the Board has deferred adopting such a procedure pending a final ruling by the SEC on their Proposed Rule 14a-11, which proposes specific requirements to facilitate Director nominations by Stockholders (that may, among other things, prohibit stockholders from adopting a bylaw that opts out of the Proposed Rule 14a-11 regime, even if desired by stockholders).

WHO CAN HELP ANSWER YOUR QUESTIONS

How may I communicate with the Company’s Board?

The Board recommends that Stockholders initiate any communications with the Board, in writing, addressed to:

Fusion Telecommunications International, Inc.
Attention: Corporate Secretary- Shareholder Communications
420 Lexington Avenue, Suite 1718
New York, New York 10170

This centralized process will assist the Board in reviewing and responding to Stockholder communications in an appropriate manner. The name of any specific intended Board recipient should be noted in the communication. The Board has instructed our Secretary to forward such correspondence only to the intended recipients; however, the Board has also instructed our Secretary, prior to forwarding any correspondence, to review such correspondence and, in his or her discretion, not to forward certain items if they are deemed of a commercial or frivolous nature or otherwise inappropriate for the Board's consideration. In such cases, some of that correspondence may be forwarded elsewhere within the Company for review and possible response.

If a Stockholder has a question about this Proxy Statement, he or she may address that question to our Corporate Secretary at the above address, or by calling our Corporate Headquarters at 212–201–2400 and ask to speak to our Corporate Secretary or our Chief Financial Officer.

CORPORATE GOVERNANCE

Board of Directors

The Company’s Bylaws provides that the number of members of the Company’s Board shall be not less than seven (7) nor more than seventeen (17) and that a Director’s term extends from the date of his or her election at each Company’s Annual Meeting of Stockholders, until the Company’s next Annual Meeting of Stockholders. In the case of appointment to fill vacancies or newly created Directorships, the term shall conclude at the Company’s next Annual Meeting of Stockholders.

There are currently nine (9) Directors on the Board. During 2009, two (2) of our Directors resigned to assume positions in the Obama Administration. Mr. Fred P. Hochberg, who served as a valuable member of the Board since 2004, resigned due to his appointment by the Obama Administation as President and Chairman of the Export—Import Bank of the United States. In addition, Mr. Raymond E. Mabus, who served as a valuable member of the Board since 1999, resigned due to his appointment by the Obama Adminstration as Secretary of the Navy. In addition, Mr. Dennis Mehiel left the Board at the end of his term in December of 2008 due to other business commitments.

The Board has determined to maintain nine (9) nominees for election to the Board. At the Meeting, nine (9) Directors will be elected to hold office for a term of one (1) year or until their respective successors are elected and qualified at the 2010 Annual Meeting of Stockholders or otherwise.

Board Independence

The Company applies the standards of Section 121A of the NYSE Amex LLC Company Guide for determining the independence of the members of its Board and Board Committees. The Board has determined that the following members of the Company’s Board are independent within the meaning of Section 121A of the NYSE Amex LLC Company Guide:

E. Alan Brumberger
Julius Erving
Evelyn Langlieb Greer
Paul C. O'Brien
Michael J. Del Giudice
Christopher D. Brady

Board of Directors Meetings and Attendance

During 2008, the Board held five (5) in-person meetings of the Board. All incumbent Directors, except Raymond E. Mabus and Evelyn Langlieb Greer, attended at least 75% of the total meetings of the Board of Directors and at least 75% of the total meetings of the Committees of the Board, on which each Director served.

Code of Conduct and Ethics

On November 1, 2004, we adopted a Corporate Code of Conduct and Ethics applicable to all members of our Board, Officers, and employees, including our Principal Executive Officer and Principal Financial and Accounting Officer. A copy of our Code of Ethics is available on our web site at www.fusiontel.com under the Corporate Governance directory within the sub-section “Investors” tab. Disclosure regarding any amendments to or waivers from, provisions of the Code of Conduct and Ethics that apply to our Directors, Principal Executive, and Financial Officer will be publicly disclosed will be posted on our web-site.

BOARD COMMITTEES

The Board has established a Compensation and Nominating Committee, a Strategic and Investment Banking Committee, and an Audit Committee (collectively the “Committees”) to devote attention to specific subjects and to assist the Board in the discharge of its responsibilities. The functions of the Committees and their current members are set forth below:

COMPENSATION AND NOMINATING COMMITTEE

Our Compensation and Nominating Committee’s (the “Compensation Committee”) main functions are (i) to review and recommend to our Board of Directors, compensation and equity plans, policies and programs and approve Executive Officer compensation, and (ii) to review and recommend to our Board of Directors the nominees for election as Directors of the Company and to review related Board of Directors development issues including succession planning and evaluation. The members of our Compensation Committee Michael J. Del Giudice– Chariman, Paul C. O'Brien, and Julius Erving each of whom is a non-employee member of our Board. Our Board has determined that each of the Directors serving on our Compensation Committee is independent within the existing standards of the NYSE Amex LLC Company Guide . The charter of our Compensation Committee is available for viewing on our web site at www.fusiontel.com, by clicking on the “Investors” tab.

The Compensation Committee has not established any procedures for the recommendation or selection of Director Nominees by our Stockholders. While the Company believes Stockholder input is valuable and therefore intends to consider a procedure for Stockholders to propose director nominees for the Company’s Board, the Board has deferred adopting such a procedure pending a final ruling by the SEC on their Proposed Rule 14a-11, which proposes specific requirements to facilitate Director nominations by Stockholders (that may, among other things, prohibit stockholders from adopting a bylaw that opts out of the Proposed Rule 14a-11 regime, even if desired by stockholders). The Compensation Committee held one meeting during 2008.

Nomination of Directors

The Compensation and Nominating Committee evaluated and recommended the proposed Nominees to the Company's Board of Directors by applying guidelines described in the Company's current "Compensation and Nominating Committee Charter" as follows:

1. Periodically review CEO succession and succession plans for key positions in the Company.

2. Recommend to the Board and aid in identifying and attracting qualified candidates to stand for election as Directors.

3. Evaluate periodically the desirability of and recommend to the Board any changes in the size and composition of the Board.

4. Select and evaluate Directors in accordance with the general and specific criteria set forth below or determined a provided below:

a. General Criteria : Director selection should include at least enough Independent Directors to satisfy then existing SEC and Exchange requirements, and such Independent Directors should have appropriate skills, experiences and other characteristics to provide qualified persons to fill all Board committee positions required to be filled by Independent Directors.

b. Specific Criteria : In addition to the general criteria, the Committee shall develop and periodically evaluate and modify as appropriate a set of specific criteria outlining the skills, experiences, particular areas of expertise, specific backgrounds, and other characteristics that should be represented on the Board to enhance the effectiveness of the Board and Board Committees, taking into account any particular needs of the Company based on its business, size, strategic objectives, customers and other characteristics.

5. Evaluate each new Director candidate and each incumbent Director before recommending that the Board nominate or re-nominate such individual for election or reelection as a Director based on the extent to which such individual meets the general and specific criteria above.

6. Diligently seek to identify potential Director Candidates who will strengthen the Board, by establishing procedures for soliciting and reviewing potential nominees from Directors and Stockholders.

7. Submit to the Board the candidates for Director to be recommended by the Board for election at each annual meeting of Stockholders and to be added to the Board at any other times due to Board expansions, Director Resignations, retirements or otherwise.

AUDIT COMMITTEE

Our Audit Committee’s main function is to oversee our accounting and financial reporting processes, internal systems of control, independent accountant relationships, the audits of our financial statements, and our compliance with the Sarbanes-Oxley Act of 2002. This Committee’s responsibilities include, among other things:

  reviewing our annual audited financial statements with our management and our independent accountants and the adequacy of our internal accounting controls;

  reviewing analyses prepared by our management and independent accountants concerning significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

  reviewing the independence of the independent accountants;

  reviewing our auditing and accounting principles and practices with the independent accountants and reviewing major changes to our auditing and accounting principles and practices as suggested by the independent accountant or our management;

  selecting and recommending the appointment of the independent accountant to the Board of Directors, which firm is ultimately accountable to the Audit Committee and the Board of Directors; and

  approving professional services provided by the independent accountant, including the range of audit and non-audit fees.

The current members of our 2008 Audit Committee are Paul C. O'Brien – Chairman, Michael Del Giudice, and Julius Erving, each of whom is a non-employee member of our Board. Michael Del Giudice is our Audit Committee Financial Expert as currently defined under SEC Rules. Our Board has determined that each of the Directors serving on our Audit Committee is independent within the meaning of the Rules of the SEC and within the existing standards of the NYSE Amex LLC Company Guide

The Audit Committee had received the written disclosures and the letter from the independent account required of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committed concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

Our Audit Committee’s Charter is available on our web site www.fusiontel.com, within the Investors Corp Governance section.

STRATEGIC AND INVESTMENT BANKING COMMITTEE

The members of our Strategic and Investment Banking Committee (the “Strategic Committee”) are Marvin S. Rosen – Chairman, E. Alan Brumberger, Michael Del Giudice, and Philip D. Turits. Our Strategic Committee evaluates and recommends investment strategies with investment banks and brokerage houses and assists in the evaluation of possible acquisitions and mergers. There is not a written charter for the Strategic Committee, however, the Strategic Committee receives its instructions from the Board of Directors.

2008 DIRECTOR COMPENSATION

Our Directors do not receive cash compensation for their services on our Board or Committees; however, we reimburse our Directors for out-of-pocket expenses associated with their attendance at the Board meetings.

DIRECTOR COMPENSATION

Name	Fees Earned Or Paid In Cash ($)	Stock Awards ($)	Option Awards (2) ($)		Non-Equity Incentive Plan Compensation	All Other Compensation (3)	Total (4)
Marvin S. Rosen	$—	$—	$1,687	(2)	$—	$—	$1,687
E. Alan Brumberger	$—	$—	$1,687	(2)	$—	$—	$1,687
Michael J. Del Giudice	$—	$—	$1,687	(2)	$—	$—	$1,687
Julius Erving	$—	$—	$1,687	(2)	$—	$—	$1,687
Evelyn Langlieb Greer	$—	$—	$1,687	(2)	$—	$—	$1,687
Fred Hochberg	$—	$—	$1,687	(2)	$—	$—	$1,687
Raymond E. Mabus	$—	$—	$1,687	(2)	$—	$—	$1,687
Dennis Mehiel	$—	$—	$1,687	(2)	$—	$—	$1,687
Paul C. O'Brien	$—	$—	$1,687	(2)	$—	$—	$1,687
Philip D. Turits	$—	$—	$1,687	(2)	$—	$—	$1,687
Christopher D. Brady	$—	$—	$—		$—	$—	$—

(1)      Reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2008, in accordance with accounting principals generally accepted in the United States (the "U.S. GAAP"), of awards pursuant to the Company’s 1998 Stock Option Plan and may include amounts from awards granted both in and prior to 2008. Assumptions used in the calculation of these amounts are included in Notes 2 and 14 to the Company’s audited financial statements for the fiscal year ended December 31, 2008 included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 2009.
(2)       As of March 26, 2008 each active Director, with the exception of Christopher D. Brady who joined the Board in December 2008, was granted options to purchase 20,000 shares of our Common Stock, under our 1998 Stock Option Plan in 2008. These options have an exercise price per share of $0.31. The grant date fair value computed in accordance with U.S. GAAP for 20,000 options granted to each Director amounted to $2,235.
(3)       The table does not include reimbursement for out of pocket expenses associated with their attendance at the Board of Directors’ Meetings.
(4)       The aggregate number of options held by each Director at the end of December 31, 2008 was 40,000, except for Christopher D. Brady, who had not been granted options as of the end of December 31, 2008.

The amount of stock option awards to be granted to Directors is determined by the Compensation Committee.

EXECUTIVE MANAGEMENT

Set forth below is a brief description of the present and past business experience of each of the persons who served as our Executive Officers or key employees as of the fiscal year ended December 31, 2008.

MATTHEW D. ROSEN, AGE 37, CHIEF EXECUTIVE OFFICER AND DIRECTOR.

Mr. Rosen has served as a Director since May 2005 and has been our Chief Executive Officer since March of 2006. He served as President, from March 2006 until March 2008 and Chief Operating Officer from August 2003 to March 2006, Executive Vice President and Chief Operating Officer between February 2002 and August 2003, Executive Vice President and President of Global Operations between November 2000 and January 2002 and as President of US Operations between March 2000 and November 2000. From 1998 to 2000, he held various management positions including President of the Northwest and New England Operations for Expanets, a $1.3 billion integrated network communications service provider. From 1996 to 1998 he was Corporate Director of Operations for Oxford Health Plans, a $4 billion health care company, where he worked on developing and executing turnaround strategies. Prior to his role as Corporate Director of Operations, Mr. Rosen held an executive position in a start-up healthcare technology subsidiary of Oxford where he played an integral part in developing strategy and building its sales, finance and operations departments. Prior to Oxford, Mr. Rosen was an investment banker in Merrill Lynch’s corporate finance department. Mr. Rosen is the son of our Chairman of the Board, Marvin Rosen.

PHILIP D. TURITS, AGE 76, SECRETARY, TREASURER, AND DIRECTOR.

Mr. Turits co-founded the Company in 1997 and has served as a Director since September 1997, Secretary since October 1997, Treasurer since March 1998, and Vice Chairman from March 1998 to December 1998. From September 1991 to February 1996, Mr. Turits served as Treasurer and Chief Operating Officer for Larry Stuart, Ltd., a consumer products company and prior to 1991; he served as President and Chief Executive Officer of Continental Chemical Company. Mr. Turits is also a Sr. Managing Director for West End Financial Services, a principal stockholder of the Company.

GORDON HUTCHINS, JR., 60, PRESIDENT AND CHIEF OPERATING OFFICER

Mr. Hutchins has served as President and Chief Operating Officer since March 2008. Mr. Hutchins served as our Executive Vice President — Operations from December 2005 to March 2008. Prior to his employment with Fusion, Mr. Hutchins served as President and Chief Executive Officer of SwissFone, Inc., a $100 M telecommunications carrier. Prior to SwissFone, Mr. Hutchins was President and Chief Executive Officer of STAR Telecommunications, Inc., an $800 M international telecommunications carrier, where he was hired to lead the company’s restructuring following the filing of its bankruptcy petition. Mr. Hutchins has also served since 1989 as President and CEO of GH Associates, Inc., a management-consulting firm that he founded. In this capacity, he has consulted to over 100 small and large telecommunications companies throughout the world, and has held ten interim CEO/COO roles with client companies. As an entrepreneur, Mr. Hutchins also founded Telecom One, Inc., a nationwide long distance carrier that he sold to Broadwing Communications Inc., and TCO Network Services, Inc., a local wireless services carrier purchased by Winstar Communications, Inc. During his early career, Mr. Hutchins served as President and CEO of LDX NET, Inc., a fiber optic network company, and held positions with MCI, McDonnell Douglas Corporation, and AT&T.

BARBARA HUGHES, 56, CHIEF FINANCIAL OFFICER

Ms. Hughes has served as our Chief Financial Officer since May 2006. Ms. Hughes served as our Vice President of Finance from June of 2003 to May 2006, Vice President of Operations Finance between December of 2000 and June of 2003, and Finance Director from December 1999 until December of 2000. From 1996 to 1999, Ms. Hughes held various financial management positions within the international telecommunications industry including Director of Finance for TresCom International and Primus Telecommunications. Ms. Hughes also held several management positions at Federal Express Corporation in both U.S. Domestic and International Finance from 1980 to 1996, including Finance Director for the Latin American Division.

JAN SARRO, 55, EXECUTIVE VICE PRESIDENT - GLOBAL SALES AND MARKETING

Ms. Sarro has served as Executive Vice President — Global Sales and Marketing since March 2008. Ms. Sarro served as the Executive Vice President of Carrier Services from April 2005 to March 2008, and as Vice President of Sales and Marketing since March 2002. Prior to joining us, Ms. Sarro was the President of the Americas for Viatel, Inc., a global, facilities-based communications carrier and has over 20 years of experience in developing telecommunications solutions for international businesses and carriers worldwide. At Viatel, Ms. Sarro grew annual carrier revenues from $20 M to $160 M in under two years, and built a $140 M sales organization to market Internet access, corporate networks, and international voice services to multinational corporations in the United States and Latin America. Ms. Sarro has also held senior executive marketing and sales management positions at Argo Communications, the international record carriers, FTC Communications and TRT Communications, and WorldCom.

CHARLES WHITING, 55, SENIOR VICE PRESIDENT—TECHNICAL OPERATIONS

Mr. Whiting served as Senior Vice President, Operations, Engineering, and Information Systems from January 2006 until April 2009. Mr. Whiting joined Fusion in August 2002, as Director, Network Planning, and Design. From October 2002 to July 2003, he served as Director of Engineering. From July 2003 to December 2004, he served as Vice President, Engineering. From December 2004 to December 2005, he served as Vice President, Engineering and IT. Mr. Whiting has been involved in the Telecommunications Industry for over 25 years. Prior to joining Fusion, Mr. Whiting was Technical Services Vice President at NetSpeak Corporation, a leading-edge developer of software products for VoIP service providers. At Qwest Communications, he led the Advanced Services Engineering team that designed and implemented Qwest’s first production VoIP network. Mr. Whiting was Senior Consulting Systems Analyst at the Online Computer Library Center, Inc. specializing in Software Development Methods, Quality Assurance, and Quality Control. He was the primary UNIX and C Language instructor/developer at the AT&T Bell System Training Center in Dublin Ohio.

EXECUTIVE OFFICERS SUMMARY COMPENSATION TABLE

The following table summarizes all compensation recorded by us in each of the last two completed fiscal years for our principal executive officer, each other executive officer serving as such whose annual compensation exceeded $100,000 and up to two additional individuals for whom disclosure would have been made in this table but for the fact that the individual was not serving as an executive officer at December 31, 2008. The value attributable to any option awards is computed in accordance with FAS 123R.

Name And Principal Position	Year	Salary (1)	Bonus (1)	Option Awards (2)	All Other Compensation (3)	Total
Matthew D. Rosen Chief Executive Officer	2008	$350,000	$—	$288,269	$3,157	$641,426
	2007	$350,000	$—	$187,711	$3,157	$540,868
Gordon Hutchins, Jr. President & Chief Operating Officer (4)	2008	$220,000	—	$113,626	$387	$334,013
	2007	$220,000	$—	$67,500	$387	$287,887
Barbara Hughes Chief Financial Officer	2008	$175,000	—	$33,988	$387	$209,375
	2007	$175,000	$—	$24,826	$387	$200,213

(1)      Included in this column are amounts earned, though not necessarily received, during the corresponding fiscal year.
(2)      Reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2008, in accordance with SFAS No. 123R, of awards pursuant to the Company’s 1998 Stock Option Plan and may include amounts from awards granted both in and prior to 2008. Assumptions used in the calculation of these amounts are included in Notes 2 and 14. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.
(3)      Represents life insurance.
(4)      Subsequent to fiscal year end December 31, 2007 when Mr. Hutchins was promoted to President and Chief Operating Officer.

EMPLOYMENT AGREEMENTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENT

We currently have an employment agreement in place with Mr. Matthew Rosen, our Chief Executive Officer. Mr. Rosen's employment agreement was initiated on November 11, 2004, and amended on March 16, 2006 to extend the term until September 30, 2008, provided that the term shall extend for an additional one year unless terminated by either side on 90 days notice. As of this date, this agreement has not been terminated by either party and will automatically be extended until September 30, 2010. The agreement provides for an annual salary of not less than $350,000, with a minimum annual bonus equal to 25% of his annual salary. In the event that we achieve a positive EBITDA for two successive quarters, he will be paid a one-time bonus equal to 50% of his annual salary then in effect. In the event that the employment is terminated without cause, including by change of control, the agreement provides that Mr. Rosen will receive unpaid base salary accrued through the effective date of the termination plus any pro-rata bonus and a lump sum of 200% of his base salary and 200% of his highest annual bonus for the three years preceding his termination. If that had occurred on December 31, 2006, the amount due to Mr. Rosen would have been $975,000. The agreement also provides for a one year non-compete provision. In the event of a sale of the company for an amount in excess of $100 million, Mr. Rosen would receive a bonus equal to 2% of proceeds between $100 million and $200 million, 3% of proceeds between $200 million and $300 million, 4% of proceeds between $300 million and $400 million, and 5% of proceeds over $400 million. Mr. Rosen has voluntarily waived his bonus opportunity since December of 2006, pending improvement in the Company's financial position.

Mr. Gordon Hutchins Jr. serves as President and Chief Operating Officer of the Company. Mr. Hutchins does not have a written employment agreement with the Company. His promotion to President and Chief Operating Officer on March 26, 2008 provides for an increase in his annual salary from $220,000 to $250,000, and he will retain a targeted bonus opportunity equal to 25% of annual salary, based on achievement of corporate performance metrics. Mr. Hutchins Jr. has voluntarily waived his increase in his annual salary since March 2008, pending improvement in the Company’s financial position. No bonuses have been awarded, pending improvement in the Company's financial position.

Ms. Barbara Hughes serves as the Chief Financial Officer of the Company. Ms Hughes does not have a written employment agreement with the Company. Her annual salary is $175,000 and she has a targeted bonus opportunity equal to 25% annual salary based on achievement of corporate performance metrics. No bonuses have been awarded, pending improvement in the Company's financial position.

The Compensation of each officer is determined by negotiations between the Compensation Committee and those executive officers that are subject to approval by the Compensation Committee and the Board of Directors.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The following table presents information regarding the beneficial ownership of our Common Stock as of the Record Date, by:

  each person who beneficially owns more than 5% of our Common Stock each of our Directors, Director nominees and Named Executive Officers (within the meaning of Item 402(a)(3) of Regulation S-K) individually; and
  all Executive Officers and Directors as a group.

Beneficial ownership is determined under the rules of the SEC. These rules deem Common Stock subject to options currently exercisable, or exercisable within sixty (60) days, to be outstanding for purposes of computing the percentage ownership of the person holding the options or of a group of which the person is a member, but not for purposes of computing the percentage ownership of any other person or group. To our knowledge, the persons named in the table and the notes thereto have sole voting and sole investment control with regard to all shares beneficially owned.

PRINCIPAL STOCKHOLDERS

Name And Address (**) Of Beneficial Owners

Number Of Shares (***) Beneficially Owned

Percentage Of Common Stock

Christopher D. Brady		0	*	%
E. Alan Brumberger	(1)	978,205	1.1%
Julius Erving	(2)	87,411	*	%
Michael J. Del Giudice	(3)	732,025	*	%
Evelyn Langlieb Greer	(4)	243,442	*	%
Barbara Hughes	(5)	173,573	*	%
Gordon Hutchins, Jr.	(6)	353,516	*	%
Paul C. O’Brien	(7)	185,536%
Marvin S. Rosen	(8)	10,314,150	11.6%
Matthew D. Rosen	(9)	1,210,880	1.4%
Jan Sarro	(10)	195,655	*	%
Philip D. Turits	(11)	9,276,213	10.4%
Charles Whiting	(12)	0	*	%
All Directors and Executive Officers as a group		25,051,070	26.6%
Rachel L. Mellon	(13)	4,539,397	5.1%
West End Special Opportunity Fund II, LP	(14)	19,887,286	22.5%

* Less than 1% of outstanding shares.
** Unless otherwise indicated all addresses are c/o Fusion Telecommunications International, Inc. 420 Lexington Avenue, Suite 1718, New York, NY 10170.
(1) Includes (i) 10,715 shares of Common Stock held by Trusts for which his Wife serves as Trustee, (ii) 18,037 shares of Common Stock issuable upon the exercise of Convertible Preferred Stock Series A-1 and A-2, (iii) 30,000 shares of Common Stock issuable upon the exercise of options, and (iv) 199,532 shares of Common Stock issuable upon exercise of Redeemable Common Stock Purchase Warrants.
(2) Includes (i) 30,000 shares of Common Stock issuable upon the exercise of options, (ii) 29,940 shares of Common Stock issuable upon the exercise of Convertible Preferred Stock Series A-1, and (iii) 14,971 Redeemable Common Stock Purchase Warrants.
(3) Includes (i) 30,000 shares of Common Stock issuable upon the exercise of options, (ii) 205,330 Redeemable Common Stock Purchase Warrants of which 59,881 are held in the name of Catskill Investor Group, LLC, and (iii) 119,760 shares of Common Stock issuable upon the exercise of Convertible Preferred Stock Series A-1 held in the name of Catskill Investor Group, LLC.
(4) Includes (i) 101,715 shares of Common Stock held by a trust for which she serves as trustee, (ii) 105,739 Redeemable Common Stock Purchase Warrants, (iii) 30,000 shares of Common Stock issuable upon the exercise of options, and (iv) 5,988 shares of Common Stock issuable upon the exercise of Convertible Preferred Stock Series A-1.
(5) Represents 173,573 shares of Common Stock issuable upon the exercise of options.
(6) Includes (i) 308,334 shares of Common Stock issuable upon the exercise of options, (ii) 30,121 shares of Common Stock issuable upon the exercise of Preferred Stock Series A-2, and (iii) 15,061 Redeemable Common Stock Warrants.
(7) Includes (i) 30,000 shares of Common Stock issuable upon the exercise of options, (ii) 59,880 shares of Common Stock issuable upon conversion of Preferred Stock Series A-1, and (iii) 29,941 Redeemable Purchase Stock Warrants.

(8) Includes (i) 2,073,475 Redeemable Common Stock Purchase Warrants, (ii) 30,000 shares of Common Stock issuable upon the exercise of options, and (iii) 60,061 shares of Common Stock issuable upon exercise of Convertible Stock Series A-1 and A-2, and (iv) 80,500 shares of Common Stock held by Delaware Trust Custodian IRA of Mr. Rosen.
(9) Includes (i) 1,092,859shares of Common Stock issuable upon the exercise of options, (ii) 35,965 shares of Common Stock issuable upon exercise of Convertible Preferred Stock Series A-1 and A-2, and (iii) 17,984 Redeemable Common Stock Warrants.
(10) Includes (i) 177,622 shares of Common Stock issuable upon the exercise of options, (ii) 12,049 shares of Common Stock issuable upon exercise of Convertible Preferred Stock A-2, held by her husband, and (iii) 6,025 Redeemable Common Stock Purchase Warrants, held by her Husband.
(11) Includes (i) 4,286 shares of Common Stock held by his wife, (ii) 1,808,219 Redeemable Common Stock Purchase Warrants; and (iii) 30,000 shares of Common Stock issuable upon the exercise of options; and (iv) 51,117 shares of Common Stock issuable upon exercise of Convertible Preferred Stock A-1 and A-2. Mr. Turits has granted certain individuals options to purchase an aggregate of 21,429 shares of his Common Stock.
(12) Does not reflect any shares beneficially owned as Mr. Whiting is no longer with the Company and no longer has stock in the Company.
(13) Includes (i) 1,886,793 shares of Common Stock held by Conrock Holdings, LLC (“Conrock”) for which Rachel L. Mellon is the sole member, (ii) 260,926 shares of Common Stock held by Rachel L. Mellon, (iii) 92,858 Redeemable Common Stock Warrants held by Rachel L. Mellon, (iv) 1,395,205 Redeemable Common Stock Warrants held by Conrock for which Rachel L. Mellon is the sole member, and (v) 903,615 shares of Common Stock issuable upon exercise of Convertible Preferred Stock Series A-2 held by Conrock, for which Rachel L. Mellon. The address provided by the named Stockholder is c/o Starr & Co., LLC, 850 Third Avenue, 15th Floor, New York, New York 10022. Ms. Mellon has sole voting and dispositive power with respect to the shares beneficially owned by Conrock described above.
(14) Includes (i) 18,689,966 shares of Common Stock and (ii) 1,197,320 Redeemable Common Stock Purchase Warrants. The address provided by the named Stockholder is 77 East 55th Street, New York, NY 10022.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16 (a) of the Securities Exchange Act of 1934 requires disclosure from every person who is directly or indirectly the beneficial owners of more than ten (10) percent of any class of any equity security (other than an exempted security) which is registered pursuant to Section 12, or is a Director or an Officer of the issuer of such security, by filing the statements required by this subsection with the Commission (and, if such security is registered on a national securities exchange, also with the exchange).

As of the fiscal year ended December 31, 2008, based solely upon our review of filings with the Commission and supporting documents provided by our registered transfer agent reports we believe that all reporting persons have complied with the applicable Section 16(a) reporting requirements, except that Rachel L. Mellon did not timely file a Form 3 with the SEC.

Equity Compensation Plans

The following table provides certain aggregate information with respect to all of our equity compensation plans in effect for fiscal year ended December 31, 2008:

Plan Category

Number Of Securities To Be Issued Upon Exercise Of Outstanding Options, Warrants And Rights

Weighted Average Exercise Price Of Outstanding Options, Warrants And Rights

Number Of Securities Remaining Available For Future Issuance

Equity compensation plan approved by security holders
1998 Stock Option Plan	4,096,609	$1.70	0
Total	4,096,609	$1.70	39,397,512

PROPOSAL ONE (1)

ELECTION OF DIRECTORS

ELECTION OF DIRECTORS

At the Meeting, Stockholders will be asked to elect nine (9) nominees to the Company's Board of Directors. These nominees were recommended by the Compensation and Nominating Committee and approved by the Board for inclusion on the accompanying Proxy, in accord with the Company's "Compensation and Nominating Committee Charter” (see Nomination of Directors included in this Proxy Statement) All nominees are incumbent Directors.

The Company's Bylaws provide that a Director's term extend from the date of his or her election or appointment until the Company's next Annual Meeting of Stockholders or their successors are duly elected and qualified.

Directors are elected by a plurality of votes cast by holders of Common Stock present at the Meeting, in person or represented by Proxy, and, therefore, the nine (9) nominees who receive the greatest number of votes cast will be elected. Instructions withholding authority and Broker Non-Votes will not be taken into account in determining the outcome of the election of Directors.

NOMINEES FOR DIRECTOR

Set forth below is certain information regarding each Director nominee, including such individual's age, principal occupation, and a brief account of the individual's business experience during at least the last five (5) years and other Directorships currently held.

MARVIN S. ROSEN, AGE 69, CHAIRMAN OF THE BOARD

Mr. Rosen co-founded the Company in 1997. He has served as the Chairman of our Board of Directors since November 2004, Chairman of our Executive Committee since September 1999, Vice Chairman of the Board of Directors from December 1998 to November 2004 and has been a member of our Board since March 1998. He served as our Chief Executive Officer from April 2000 until March 2006. In 1983 he joined the international law firm of Greenberg Traurig as a Partner specializing as a Corporate Securities Lawyer active in many Public Offerings and Private Placements.  He remained an active practicing lawyer until 2000. At that point he became inactive and remained of Counsel until early 2009.  During his active time as a lawyer he was involved in Private Placements and Public Offerings. Mr. Rosen was Finance Chairman for the Democratic National Committee from September 1995 until January 1997. Currently, he serves on the Board of Directors of the Robert F. Kennedy Memorial and Terremark Worldwide, Inc. and previously was Budget and Finance Chairman for the Summit of the Americas and Chairman of the Florida Housing Finance Agency. Mr. Rosen is also a Principal with Diamond Edge Capital Partners, L.L.C. Mr. Rosen’s son, Matthew, is our current Chief Executive Officer, and serves on our Board of Directors.

PHILIP D. TURITS, AGE 76, SECRETARY, TREASURER, AND DIRECTOR

Mr. Turits co-founded the Company in 1997 and has served as a Director since September 1997, Secretary since October 1997, Treasurer since March 1998, and Vice Chairman from March 1998 to December 1998. From September 1991 to February 1996, Mr. Turits served as Treasurer and Chief Operating Officer for Larry Stuart, Ltd., a consumer products company and prior to 1991, he served as President and Chief Executive Officer of Continental Chemical Company. Mr. Turits is also a Sr. Managing Director for West End Financial Services, a principal stockholder of the Company.

MATTHEW D. ROSEN, AGE 37, CHIEF EXECUTIVE OFFICER AND DIRECTOR

Mr. Rosen has served as a Director since May 2005 and has been our Chief Executive Officer since March of 2006. He served as President, from March 2006 until March 2008 and Chief Operating Officer from August 2003 to March 2006, Executive Vice President and Chief Operating Officer between February 2002 and August 2003, Executive Vice President and President of Global Operations between November 2000 and January 2002 and as President of US Operations between March 2000 and November 2000. From 1998 to 2000, he held various management positions including President of the Northwest and New England Operations for Expanets, a $1.3 billion integrated network communications service provider. From 1996 to 1998 he was Corporate Director of Operations for Oxford Health Plans, a $4 billion health care company, where he worked on developing and executing turnaround strategies. Prior to his role as Corporate Director of Operations, Mr. Rosen held an executive position in a start-up healthcare technology subsidiary of Oxford where he played an integral part in developing strategy and building its sales, finance and operations departments. Prior to Oxford, Mr. Rosen was an investment banker in Merrill Lynch’s corporate finance department. Mr. Rosen is the son of our Chairman of the Board, Marvin Rosen.

E. ALAN BRUMBERGER, AGE 69, DIRECTOR

Mr. Brumberger has served as a Director since March 1998. Currently, Mr. Brumberger is the Chief Executive Officer with Diamond Edge Capital Partners, L.L.C. He formerly was a partner in Andersen & Co. and its predecessor firms, from 1997 to 2004. From 1995 through 1997, he was a Managing Director of the Taylor Companies and from 1994 through 1995, a Managing Director of Brenner Securities, Inc. From 1983 through 1990, Mr. Brumberger was a Managing Director of Drexel Burnham Lambert and a member of the Underwriting and Commitment Committees. Prior to that, he was a Managing Director of Shearson American Express and a partner at Loeb, Rhoades & Co., a predecessor of Shearson American Express. Mr. Brumberger served for three years as President and Chief Executive Officer of Shearson American Express International Limited, the firm’s international investment banking business in London.

JULIUS ERVING, AGE 59, DIRECTOR

Mr. Erving has served as a Director since June 2003. Mr. Erving is President of the Erving Group. Mr. Erving was employed by the National Broadcasting Company between December 1994 and June 1997, and by the National Basketball Association between 1987 and September 1997. Mr. Erving is a Trustee of the Basketball Hall of Fame.

EVELYN LANGLIEB GREER, AGE 59, DIRECTOR

Ms. Greer has served as a Director since January 1999. Ms. Greer is the President of Greer Properties, Inc., a Florida-based commercial real estate development company she founded in 1976 which develops and operates shopping centers, and is a partner in the law firm of Hogan, Greer & Shapiro, P.A.  Ms. Greer serves on the Board of Directors and Executive Committee of the Adrienne Arsht Performing Arts Center of Miami-Dade County, on the Board of Teachers for America-Miami, on the Board of Our Kids, Inc. and as a member of the Miami-Dade Cultural Affairs Council.  She is Vice Chair of the Columbia Law School Board of Visitors, was  a Director of City National Bank of Florida, N.A. from 2000 to 2008 and was a member of the Board of Trustees of Barnard College from 1994 to 2004.  From 2004 to 2008, Ms. Greer was an elected member of the Miami-Dade County School Board, the 4th largest school system in the United States, and from 1996-2004 she served as the first Mayor of the Village of Pinecrest, Florida.

PAUL C. O’BRIEN, AGE 70, DIRECTOR

Mr. O’Brien has served as a Director since August 1998. Since January 1995, Mr. O’Brien has served as the President of the O’Brien Group, Inc., a consulting and investment firm. From February 1988 until December 1994, he was the President and Chairman of New England Telephone, (a subsidiary of NYNEX), a Telecommunications company. Mr. O'Brien also serves on the Board of Directors for Sonexis and Extream TV. He is also on the Advisory Board of Sovereign Bank.

MICHAEL J. DEL GIUDICE, AGE 66, DIRECTOR

Mr. Del Giudice has served as a Director since November 2004. He is a Senior Managing Director of Millennium Credit Markets LLC and Senior Managing Director of MCM Securities LLC, both of which he co-founded in 1996. Mr. Del Giudice also serves as Chairman of Rockland Capital Energy Investments LLC, founded in April 2003. Mr. Del Giudice is a Member of the Board of Directors of Consolidated Edison Company of New York, Inc., and is currently Chairman of the Audit Committee and Lead Director of its Governance and Nominating Committee. He is also a Member of the Board of Directors of Barnes & Noble, Inc., and a Member of the Board of Trustees of the New York Racing Association. He also serves as Chairman of the Governor’s Committee on Scholastic Achievement. Mr. Del Giudice was a General Partner and Managing Director at Lazard Freres & Co. LLC from 1985 to 1995. From 1983 to 1985, Mr. Del Giudice was Chief of Staff to New York Governor Mario M. Cuomo. He served from 1979 to 1981 as Deputy Chief of Staff to Governor Hugh L. Carey and from 1975 to 1979 as Chief of Staff to the Speaker of the Assembly.

CHRISTOPHER D. BRADY, 54, DIRECTOR

Mr. Brady has served as a Director since December 2008. Mr. Brady is the founding partner and Chairman of the Chart Group since 1994. With over 25 years experience in private equity, corporate finance and capital markets, Mr. Brady focuses on identifying and building portfolio companies through his extensive industry relationships and perspective. Prior to Chart, Mr. Brady was a partner with The Lodestone Group, a merger advisory and investment firm acquired by Societe Generale. He spent eleven years in the Corporate Finance and Capital Markets Departments of Lehman Brothers and Dillon Read. Mr. Brady is a Director of Templeton Emerging Markets Investment Trust PLC, Bitrage, Seamobile, U.S. Helicopter and several Chart investments and affiliates. He received a B.A. from Middlebury College and a M.B.A. from Columbia University Graduate School of Business.

BOARD RECOMMENDATION AND VOTE REQUIRED FOR APPROVAL
THE BOARD OF DIRECTORS BELIEVES THAT A VOTE "FOR" EACH OF THE NINE (9) NOMINEES FOR DIRECTOR IS IN THE BEST INTEREST OF OUR STOCKHOLDERS AND THE COMPANY. THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH DIRECTOR NOMINEE INCLUDED IN PROPOSAL ONE (1). DIRECTORS ARE ELECTED BY A PLURALITY OF VOTES CAST AT THE ANNUAL MEETING IN PERSON OR BY PROXY. ONLY VOTES CAST "FOR" OR "WITHHELD" DIRECTOR NOMINEES WILL BE COUNTED. ABSTENTIONS AND BROKER NON-VOTES WILL HAVE NO EFFECT ON THE OUTCOME OF PROPOSAL TWO (1).

PROPOSAL TWO (2)

AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED COMMON SHARE, WITH EXHIBIT

The Board of Directors has voted to authorize and recommends that our Stockholders approve the proposed Amendment to the Company's Certificate of Incorporation to increase the total number of shares of Common Stock which the Corporation shall have authority to issue to 225,000,000.

THE INCREASE IN AUTHORIZED SHARES

The Company is currently authorized to issue (a) 175,000,000 shares of Common Stock, $.01 par value per share, of which 87,054,131 shares are issued and/or outstanding as of the Record Date and (b) 10,000,000 shares of Preferred Stock, $.01 par value, of which 7,995 shares of non-voting Series A1, A2, A3 and A4 are issued and outstanding as of the Record Date. The following table reflects the number of authorized, outstanding, reserved, and unreserved shares of Common Stock before the proposed Increase in Authorized Shares:

TOTAL AUTHORIZED SHARES OF COMMON STOCK	175,000,000
LESS:
Outstanding shares of Common Stock.	87,054,131
SHARES RESERVED FOR FUTURE ISSUANCE OF COMMON STOCK AS FOLLOWS:
Common Stock Purchase Warrants (1)	27,732,168
1998 Stock Option Plan (2)	3,614,449
2009 Stock Option Plan (3)	7,000,000
Series A1 - A4 Convertible Cumulative Preferred Stock	7,286,960
Future Dividends on Series A-1 through A4 Convertible Preferred Stock (4)	1,443,409
Accumulated Preferred Stock Dividends	1,471,371
TOTAL OUTSTANDING SHARES AND SHARES RESERVED:	135,602,488
UNRESERVED SHARES AVAILABLE FOR ISSUANCE	39,397,512

(1)     Includes total number of outstanding Warrants to purchase Common Stock as of the Record Date.
(2)     Represents number of shares reserved for issuance under the 1998 Stock Option Plan.
(3)     Represents number of shares reserved for issuance under the 2009 Stock Option Plan.
(4)     Under certain circumstances, Common Stock may be issued as future dividends on the Series A-1 through A-4 Convertible Cumulative Preferred Stock.

Our Board of Directors and Management believe that it is prudent and advisable for us to increase the number of authorized shares now to better position the Company with added flexibility to raise additional capital through a variety of different possible financing transactions and/or strategic alternatives, in order to avoid delays that might otherwise arise if we were required to solicit Stockholder approval for the Increase in Authorized Shares at the time of a proposed transaction. We have no plans to issue the shares of Common Stock for which we are seeking Stockholder approval, except as described below.

We have in the past and continue to finance a portion of our capital requirements through the sale of our Common Stock and Common Stock equivalents, such as warrants. Unless and until we are able to generate revenues from operations sufficient to satisfy our capital requirements, or otherwise secure additional financing, we will be required to sell additional equity in order to fund our capital needs. However, given the relatively low trading price for our Common Stock, when we raise capital through the sale of our shares we are required to issue a substantial number of shares relative to our total authorized shares. For example, during the period from January 2009 through September 2009, we raised approximately $5.8 M through the sale of our Common Stock at market prices ranging from $0.09 / share to $0.18 / share, resulting in our issuance of approximately 40.8 M shares of Common Stock.

We are attempting to raise approximately $7.0 M to fund our current and planned operations. Were we to issue $7.0 M in shares of our Common Stock at prevailing market prices, we would be required to issue approximately 38.9 M shares, which would require that we issue all of the currently unreserved shares available for future issuance, as well as approximately 4.5 M of the additional shares for which we are seeking Stockholder authorization. In addition, our equity financing transactions have historically included the issuance of warrants to purchase Common Stock to investors. Assuming that some warrant coverage will be required in connection with a $7.0 M financing, we will also be required to authorize and reserve additional shares of Common Stock to issue in the event the warrants are exercised. In arriving at the number of additional shares to include in the proposed Increase in Authorized Shares, the Board of Directors took into consideration the number of shares (including warrant shares) that would be required to secure our projected capital needs, as well as additional shares that will be needed to provide us with flexibility to consummate other financing transactions and/or strategic opportunities should they present themselves in the future.

In view of our continuing need for additional capital, we are engaged in ongoing discussions with a number of potential sources of additional funding, but as of the date of this Proxy Statement we have not entered into any agreements, reached any contractual understandings nor finalized any negotiations relating to the issuance of additional shares of Common Stock or Common Stock equivalents.

To the extent our Stockholders approve the Increase in Authorized Shares, no additional approval by Stockholders will be necessary in order for us to issue the newly authorized shares. To date, we have been successful in raising capital by selling our Common Stock at not less than prevailing market prices, although there is no assurance that we will be able to do so in the future.

Following the Increase in Authorized Shares, each share of authorized Common Stock will have the same rights and privileges as each share of existing Common Stock. The issuance of additional Common Stock, whether before or after the Increase in Authorized Shares, will decrease the percentage ownership of us by our existing Stockholders and, depending upon the price at which such shares are issued, could be dilutive to existing Stockholders. The availability of the additional shares resulting from the Increase in Authorized Shares could have an anti-takeover effect by making it more difficult and less desirable for a third party to seek to gain control of the Company.

AMENDMENT TO CERTIFICATE OF INCORPORATION

For the foregoing reasons, Stockholders are now being asked to consider and adopt the following:

RESOLVED, that the proposed Amendment to the Corporation's Certificate of Incorporation to increase the number of shares of Common Stock that the Corporation is authorized to issue to 225,000,000 is hereby authorized and approved.

A copy of the full text of the form of Amendment is attached as an exhibit to this Proxy Statement. It is expected that the Amendment to the Certificate of Incorporation will become effective promptly following approval by Stockholders and filing with the Office of Secretary of the State of Delaware. At any time prior to the effectiveness of the filing of the Amendment, notwithstanding authorization of the proposed by the Stockholders of the Corporation, the Board of Directors or governing body may abandon such proposed amendment without further action by the stockholders or members.

BOARD RECOMMENDATION AND MAJORITY VOTE REQUIRED FOR APPROVAL
THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL TWO (2). THE APPROVAL OF PROPOSAL TWO (2) REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF OUR OUTSTANDING COMMON STOCK PRESENT AT THE MEETING, IN PERSON OR BY PROXY, AND ENTITLED TO VOTE ON THIS PROPOSAL. ABSTENTIONS AND BROKER NON-VOTES WILL HAVE THE EFFECT OF A VOTE "AGAINST" PROPOSAL TWO (2).

PROPOSAL THREE (3)

RATIFICATION AND APPROVAL OF THE COMPANY’S 2009 STOCK OPTION PLAN, WITH EXHIBIT

On March 26, 2009, the Board of Directors adopted, subject to Stockholder approval, the Company’s 2009 Stock Option Plan (the “Plan"). The Plan authorizes the Company to award options covering up to 7,000,000 shares of Common Stock for a total term of ten (10) years. Options granted under the Plan, may be either incentive stock options or non-statutory options.

The purpose of the Plan is: (i) to enable us to attract and retain qualified and competent employees and to enable such persons to participate in our long-term success and growth by giving them an equity interest in the Company; (ii) to enable us to use grants of Stock options in lieu of all or part of cash fees for Directors who are not Officers or employees, thereby aligning the Directors' interests with that of the Stockholders; and (iii) to provide consultants and advisors with options, thereby increasing their proprietary interest in us. Employees and Directors are eligible to be granted awards under the Plan. Consultants and advisors to Fusion are eligible to be granted awards under the Plan if their services are of a continuing nature or otherwise contribute to our long-term success and growth.

The Plan is administered by our Compensation and Nominating Committee of the Board of Directors. Subject to certain limitations, the Committee may adopt, alter, or repeal any administrative rules, guidelines, and practices for carrying out the purposes of the Plan, and its determination, interpretation, and construction of any provision of the Plan are final and conclusive. The Committee has the right to determine, among other things, the persons to whom awards are granted, the terms and conditions of any awards granted, the number of shares of Common Stock covered by the awards, and the exercise prices and other terms thereof.

Stock option awards may be granted to new employees when they are hired based upon the employee's position and salary level. Additionally, on an annual basis, the Company has historically awarded option to executive management as well as the general employee base to reward past performance and provide incentive and motivation to achieve the plans of the Company. The Compensation Committee has an annual Meeting to review executive and upper level management performance for the past year, and to determine what amount of option grants they will consider recommending to the Board for approval for executive management, and what amount they will authorize as a block of grants to be issued to the remaining employee base. Also, throughout the year, the Chief Executive Officer may issue individual options for extraordinary performance or for an employee's promotion. Any awards for employees at salary levels of greater than $150,000 and/or options of greater than $100,000 in value require submission to the Committee for review and for their recommendation to the Board of Directors for approval.

The exercise price, term, and exercise period of each Stock option is fixed by the Committee at the time of grant. No Incentive Stock option shall have an exercise price that is less than 100% of the fair market value of the Common Stock on the date of the grant. In addition, no Stock option shall be (i) exercisable more than 10 years after the date such incentive Stock option is granted, or (ii) be granted more than 10 years after the Plan is adopted by the Board.

Most options held by employees vest over four (4) years. Options held by Executive Officers vest over three (3) years, and options held by the Board of Directors vest over six (6) months or two (2) years. In certain cases, we have agreed to extend the duration of options granted to non-employee Directors.

BOARD RECOMMENDATION AND MAJORITY VOTE REQUIRED FOR APPROVAL
THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL THREE (3). THE APPROVAL OF PROPOSAL THREE (3) REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF OUR OUTSTANDING COMMON STOCK PRESENT AT THE MEETING, IN PERSON OR BY PROXY, AND ENTITLED TO VOTE ON THIS PROPOSAL. ABSTENTIONS WILL HAVE THE EFFECT OF A VOTE “AGAINST” PROPOSAL 3. “BROKER NON-VOTES” WILL NOT BE COUNTED IN TABULATING THE RESULTS OF PROPOSAL 3.

PROPOSAL FOUR (4)

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANT

Subject to ratification by our Stockholders, the Audit Committee of the Board of Directors, in accord with the Company's "Audit Committee Charter" (see "AUDIT COMMITTEE”, included in this Proxy Statement ) has engaged Rothstein, Kass & Company, P.C., as the Company's Independent Registered Public Accountants to audit our Consolidated Financial Statements for the fiscal year ending December 31, 2009. Representatives of Rothstein, Kass & Company, P.C., are expected to attend the Meeting, will have an opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.

AUDIT AND NON-AUDIT FEES

The aggregate fees billed to the Company for the years ended December 31, 2008 and 2007, by our principal accounting firm Rothstein, Kass & Company, P.C. are as follows:

Audit Fees: The aggregate fees billed for professional services rendered by Rothstein, Kass & Company, P.C. for the years ended December 31, 2008 and 2007, were approximately $187,500 and $205,000, respectively. These professional services included fees associated with the audit of our annual financial statements and reviews of our 2008 quarterly financial statements and certain 2007 quarterly financial statements.

Audit-Related Fees: There were no fees for audit-related services for the years ended December 31, 2008 and 2007.

Tax Related Fees: There were no fees for tax-related services for the years ended December 31, 2008 and 2007. The Company obtains tax related services from an accounting firm other than Rothstein, Kass & Company, P.C.

All Other Fees: There were no fees for other services that were not included in the three categories above during the years ended December 31, 2008 and 2007.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the Independent Registered Public Accountants and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the Independent Registered Public Accountants for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent accountant.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

BOARD RECOMMENDATION AND MAJORITY VOTE REQUIRED FOR APPROVAL
THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL FOUR (4). THE APPROVAL OF PROPOSAL FOUR (4) REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF OUR OUTSTANDING COMMON STOCK PRESENT AT THE MEETING, IN PERSON OR BY PROXY, AND ENTITLED TO VOTE ON THIS PROPOSAL. ABSTENTIONS AND BROKER NON-VOTES WILL HAVE THE EFFECT OF A VOTE "AGAINST" PROPOSAL FOUR (4).